UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 12, 2020

GSE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14785	52-1868008
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1332 Londontown Blvd., Sykesville, MD 21784
(Address of principal executive offices and zip code)

(410) 970-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation or the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 Par Value	GVP	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As will be disclosed in the 2020 proxy statement of GSE Systems, Inc. (the “Company”), on May 12, 2020, John D. (“Jack”) Fuller, Chairman of the board of directors (the “Board”), informed the Company that he will not stand for re-election to the Board. Mr. Fuller’s tenure as a member of the Board will cease as of the close of the 2020 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) in the event that his successor is duly elected and qualifies or, alternatively, Mr. Fuller intends to resign as a director at the close of the Annual Meeting. Mr. Fuller has served on the Board since June 2017 and has served as Chairman of the Board since June 2018. During that time, Mr. Fuller has also served as a member of the Board’s Audit, Compensation and Nominating and Governance Committees. Mr. Fuller’s departure is not due to a disagreement with the Company, the Board or management on any matter relating to the Company’s operations, policies or practices. The Company is grateful for Mr. Fuller’s leadership and service on the Board.

Item 8.01 Other Events

Reference is made to the order of the U.S. Securities and Exchange Commission (“SEC”), dated March 25, 2020: Order Under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions from the Reporting and Proxy Delivery Requirements for Public Companies (Release No. 34-88465)(the “Order”). The Order extends the deadlines for filing certain reports made under the Securities Exchange Act of 1934 (the “Exchange Act”), including quarterly reports on Form 10-Q, for registrants subject to the reporting obligations under the Exchange Act that have been impacted by the novel coronavirus disease, COVID-19, and which reports have filing deadlines between March 1 and July 1, 2020.

In accordance with the provisions of the Order, the Company hereby provides notice that the Company will be relying on the Order because it is unable to meet its filing deadline for its Quarterly Report on Form 10-Q, due on May 15, 2020. As previously disclosed in its Current Report on Form 8-K, filed with the SEC on March 30, 2020, as amended pursuant to the Company’s amended Current Report on Form 8-K/A, filed with the SEC on April 15, 2020 (collectively, the “Previous 8-K”), pursuant to which the Company requested an extension to the filing of its Annual Report on Form 10-K in reliance on the Order, the Company has experienced delays in completing audit-related functions and required disclosures due to the recent COVID-19 pandemic. As a result of federal, state, and local government continuing measures to prevent the spread of COVID-19, including policies regarding working from home, the Company has encouraged or mandated that employees work remotely. In addition, the routine efforts of the Company’s accounting and finance personnel to prepare the Company’s financial statements and disclosures have taken a greater amount of time and the Company is unable to finalize and file its Quarterly Report on Form 10-Q on a timely basis. The Company estimates that it will be able to file its Quarterly Report on Form 10-Q by no later than June 29, 2020.

As disclosed in the Previous 8-K, the Company will be including the following Risk Factor, explaining the impact of COVID-19 on its business, in its forthcoming Annual Report on Form 10-K:

A novel strain of coronavirus, the COVID-19 virus, may adversely affect our business operations and financial condition.

In December 2019, an outbreak of the COVID-19 virus was reported in Wuhan, China. On March 11, 2020, the World Health Organization declared the COVID-19 virus a global pandemic and on March 13, 2020, President Donald J. Trump declared the virus a national emergency in the United States. This highly contagious disease has spread to most of the countries in the world and throughout the United States, creating a serious impact on customers, workforces and suppliers, disrupting economies and financial markets, and potentially leading to a world-wide economic downturn. It has caused a disruption of the normal operations of many businesses, including the temporary closure or scale-back of business operations and/or the imposition of either quarantine or remote work or meeting requirements for employees, either by government order or on a voluntary basis. The pandemic may adversely affect our customers’ operations, our employees and our employee productivity. It may also impact the ability of our subcontractors, partners, and suppliers to operate and fulfill their contractual obligations, and result in an increase in costs, delays or disruptions in performance. These supply chain effects, and the direct effect of the virus and the disruption on our employees and operations, may negatively impact both our ability to meet customer demand and our revenue and profit margins. Our employees, in many cases, are working remotely and using various technologies to perform their functions. We might experience delays or changes in customer demand, particularly if customer funding priorities change. Further, in reaction to the spread of COVID-19 in the United States, many businesses have instituted social distancing policies, including the closure of offices and worksites and deferring planned business activity. With regard to our Nuclear Industry Training and Consulting business segment, because of the embedded presence of our on-site workforce, if COVID-19 or a similar outbreak of infectious disease were to prevent our workers from being deployed to the applicable customer site, it may disrupt our Nuclear Industry Training and Consulting service offerings, interrupt performance on our Nuclear Industry Training and Consulting contracts with clients and negatively impact our business, financial condition and results of operations. Additionally, the disruption and volatility in the global and domestic capital markets may increase the cost of capital and limit our ability to access capital. Both the health and economic aspects of the COVID-19 virus are highly fluid and the future course of each is uncertain. For these reasons and other reasons that may come to light if the coronavirus pandemic and associated protective or preventative measures expand, we may experience a material adverse effect on our business operations, revenues and financial condition; however, its ultimate impact is highly uncertain and subject to change.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSE SYSTEMS, INC.

By:

/s/ Daniel Pugh
Daniel Pugh
Secretary, Chief Legal and Risk Officer
May 15, 2020